                                                                    Exhibit 24.0

                                POWER OF ATTORNEY

     WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 6,600,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

     WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

     NOW, THEREFORE, the undersigned hereby:

     (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

     (2) ratifies, confirms and approves any and all acts and things which John
C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2003.

                                       /s/ Robert E. Gallagher
                                       -----------------------------------------
                                       Robert E. Gallagher

                                POWER OF ATTORNEY

     WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 6,600,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

     WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

     NOW, THEREFORE, the undersigned hereby:

     (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

     (2) ratifies, confirms and approves any and all acts and things which John
C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2003.

                                       /s/ James J. Braniff III
                                       -----------------------------------------
                                       James J. Braniff III

                                POWER OF ATTORNEY

     WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 6,600,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

     WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

     NOW, THEREFORE, the undersigned hereby:

     (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

     (2) ratifies, confirms and approves any and all acts and things which John
C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2003.

                                       /s/ T. Kimball Brooker
                                       ----------------------
                                       T. Kimball Brooker

                                POWER OF ATTORNEY

     WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 6,600,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

     WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

     NOW, THEREFORE, the undersigned hereby:

     (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

     (2) ratifies, confirms and approves any and all acts and things which John
C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2003.

                                       /s/ Gary P. Coughlan
                                       --------------------
                                       Gary P. Coughlan

                                POWER OF ATTORNEY

     WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 6,600,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

     WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

     NOW, THEREFORE, the undersigned hereby:

     (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

     (2) ratifies, confirms and approves any and all acts and things which John
C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2003.

                                       /s/ James W. Durkin, Jr.
                                       ------------------------
                                       James W. Durkin, Jr.

                                POWER OF ATTORNEY

     WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 6,600,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

     WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

     NOW, THEREFORE, the undersigned hereby:

     (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

     (2) ratifies, confirms and approves any and all acts and things which John
C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2003.

                                       /s/ Ilene S. Gordon
                                       -------------------
                                       Ilene S. Gordon

                                POWER OF ATTORNEY

     WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 6,600,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

     WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

     NOW, THEREFORE, the undersigned hereby:

     (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

     (2) ratifies, confirms and approves any and all acts and things which John
C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2003.

                                       /s/ Elbert O. Hand
                                       -----------------------------------------
                                       Elbert O. Hand

                                POWER OF ATTORNEY

     WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 6,600,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

     WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

     NOW, THEREFORE, the undersigned hereby:

     (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

     (2) ratifies, confirms and approves any and all acts and things which John
C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2003.

                                       /s/ David E. McGurn, Jr.
                                       -----------------------------------------
                                       David E. McGurn, Jr.

                                POWER OF ATTORNEY

     WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 6,600,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

     WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

     NOW, THEREFORE, the undersigned hereby:

     (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

     (2) ratifies, confirms and approves any and all acts and things which John
C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2003.

                                       /s/ Richard J. McKenna
                                       -----------------------------------------
                                       Richard J. McKenna